N / E / W / S     R / E / L / E / A / S / E

July 26, 2012

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2012 EARNINGS PER SHARE INCREASE OF 56 PERCENT

First Merchants Corporation (NASDAQ – FRME) has reported second quarter 2012 earnings per share of $.28 compared to $.18 during the same period in 2011. The increase of 56 percent reflects the Corporation’s year-over-year improvements in revenue growth, credit quality and efficiency.  Net income available to common shareholders totaled $8.1 million for the quarter, a $3.6 million or 79 percent increase over the second quarter of 2011 results.

Year-to-date core earnings per share totaled $.53 per share, an $.18 increase over the prior year total of $.35.  In addition to core year-to-date earnings of $.53, the Corporation recorded a gain on its FDIC purchase and assumption agreement with SCB Bank in Shelbyville, Indiana of $.21 per share. Actual earnings per share totaled $.74 compared to $.35 during the same period in 2011, an increase of 111 percent.  Year-to-date net income available to common shareholders equaled $21.3 million compared to $9.0 million earned in the first six months of 2011.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our second quarter 2012 results reflect the momentum that has been building within First Merchants.  The Company’s strong start to the year has rekindled a winner’s confidence within our team of steadfast, competitive employees.  The balance sheet now boasts much stronger capital and reserves with ample liquidity for growth and the income statement now produces even stronger operating income with good efficiency while producing predictable bottom line results. With the SCB data conversion behind us, we are now looking for additional strategic opportunities to capitalize on our history of successful operational and cultural integrations.”

Total assets equaled $4.2 billion, as loans and investments total $2.8 billion and $944 million, respectively.  The Corporation’s loan-to-deposit ratio is now 86 percent and the loan-to-asset ratio is 66 percent.

Net-interest income totaled $38.1 million for the second quarter of 2012 and net-interest margin remained strong totaling 4.11 percent as yields on earning assets totaled 4.75 percent and the cost of supporting liabilities totaled .64 percent.  Discount accretion resulting from the SCB transaction added $726,000, or 7.5 basis points to net-interest income and net-interest margin for the second quarter of 2012.  YTD net-interest income totaled $74.2 million, an increase of $2.8 million over the first six months of 2011.

Non-interest income totaled $13.2 million for the second quarter of 2012 and $35.8 million year-to-date.  After normalizing for bond gains and losses and the first quarter 2012 FDIC gain, non-interest income improved by $3.4 million, or 15 percent, during the first six months of the year.  Non-interest expense declined slightly on both a quarterly and year-to-date basis totaling $34.2 million and $68.2 million, respectively.

Provision expense totaled $4.5 million for the second quarter 2012 and $9.4 million year-to-date, compared to $5.6 million and $11.2 million in 2011.  Net charge-offs were $4.8 million for the second quarter 2012 and $10.2 million year-to-date, compared to $9.4 and 17.1 million in 2011.   The allowance for loan losses is $70.1 million, or 2.5 percent of total loans and 111 percent of non-accrual loans.  Our non-accrual coverage ratio totaled 88 percent as of June 30, 2011.  Total non-performing assets, including SCB, declined by $28 million year-over-year, and now total $81.2 million.

As of June 30, 2012, the Corporation’s total risk-based capital equaled 16.75 percent, Tier 1 common risk-based capital equaled 9.54 percent, and tangible common equity ratio totaled 7.27 percent.  As of June 30, 2011 the Corporation’s total risk-based capital equaled 16.05 percent, Tier 1 common risk-based capital equaled 8.06 percent, and tangible common equity ratio totaled 6.36 percent.  Additionally, the Corporation increased its common dividend during the quarter from $.01 per share to $.03 per share.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 26, 2012.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s second quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until July 26, 2013. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10016084.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme120726.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)	June 30,
	2012	2011
ASSETS
Cash and cash equivalents	$68,493	$50,874
Interest-bearing time deposits	41,760	15,865
Investment securities	944,321	938,366
Mortgage loans held for sale	15,278	4,846
Loans	2,797,634	2,724,022
Less: Allowance for loan losses	(70,143)	(77,133)
Net loans	2,727,491	2,646,889
Premises and equipment	51,335	51,851
Federal Reserve and Federal Home Loan Bank stock	33,033	31,384
Interest receivable	16,506	17,001
Core deposit intangibles and goodwill	150,006	151,817
Cash surrender value of life insurance	124,018	102,880
Other real estate owned	14,183	15,437
Tax asset, deferred and receivable	32,003	36,790
Other assets	13,996	30,218
TOTAL ASSETS	$4,232,423	$4,094,218
LIABILITIES
Deposits:
Noninterest-bearing	$684,101	$590,199
Interest-bearing	2,604,797	2,552,334
Total Deposits	3,288,898	3,142,533
Borrowings:
Federal funds purchased	652	22,978
Securities sold under repurchase agreements	160,127	124,236
Federal Home Loan Bank advances	96,847	74,050
Subordinated debentures and term loans	115,951	226,580
Total Borrowings	373,577	447,844
Interest payable	2,168	3,601
Other liabilities	32,104	31,762
Total Liabilities	3,696,747	3,625,740
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 0 and 69,600 shares		68,118
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 and 0 shares	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,643,264 and 25,690,649 shares	3,580	3,211
Additional paid-in capital	255,632	233,544
Retained earnings	188,863	169,313
Accumulated other comprehensive income (loss)	(3,307)	(5,833)
Total Stockholders' Equity	535,676	468,478
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,232,423	$4,094,218

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
INTEREST INCOME
Loans receivable:
Taxable	$36,652	$37,457	$72,500	$76,195
Tax-exempt	123	247	240	349
Investment securities:
Taxable	4,468	5,040	9,042	9,587
Tax-exempt	2,551	2,535	5,113	5,088
Federal funds sold		1		3
Deposits with financial institutions	28	100	53	183
Federal Reserve and Federal Home Loan Bank stock	347	341	690	682
Total Interest Income	44,169	45,721	87,638	92,087
INTEREST EXPENSE
Deposits	3,939	5,864	8,049	12,730
Federal funds purchased	12	3	24	6
Securities sold under repurchase agreements	197	386	492	764
Federal Home Loan Bank advances	637	977	1,631	1,978
Subordinated debentures and term loans	1,331	2,644	3,273	5,285
Total Interest Expense	6,116	9,874	13,469	20,763
NET INTEREST INCOME	38,053	35,847	74,169	71,324
Provision for loan losses	4,545	5,625	9,420	11,219
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	33,508	30,222	64,749	60,105
OTHER INCOME
Service charges on deposit accounts	2,893	2,997	5,712	5,776
Fiduciary activities	1,938	1,929	3,921	3,965
Other customer fees	3,150	2,634	5,736	4,869
Commission income	1,485	1,024	3,152	2,912
Earnings on cash surrender value of life insurance	662	571	2,040	1,149
Net gains and fees on sales of loans	2,314	1,030	4,266	2,903
Net realized gains on sales of available for sale securities	502	825	1,291	1,288
Other-than-temporary impairment on available for sale securities				(400)
Gain on FDIC modified whole bank transaction			9,124
Other income	221	51	581	457
Total Other Income	13,165	11,061	35,823	22,919
OTHER EXPENSES
Salaries and employee benefits	19,641	18,560	38,995	35,736
Net occupancy	2,473	2,415	5,124	5,160
Equipment	1,656	1,677	3,461	3,460
Marketing	564	436	1,006	818
Outside data processing fees	1,506	1,458	2,882	2,903
Printing and office supplies	294	313	561	601
Core deposit amortization	480	1,101	949	2,202
FDIC assessments	862	1,451	1,979	3,555
Other real estate owned and credit-related expenses	2,122	2,843	4,308	6,038
Other expenses	4,582	4,145	8,943	7,807
Total Other Expenses	34,180	34,399	68,208	68,280
INCOME BEFORE INCOME TAX	12,493	6,884	32,364	14,744
Income tax expense	3,288	1,396	8,788	3,795
NET INCOME	9,205	5,488	23,576	10,949
Preferred stock dividends and discount accretion	(1,135)	(990)	(2,270)	(1,978)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$8,070	$4,498	$21,306	$8,971
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.28	$0.18	$0.74	$0.35
Diluted Net Income Available to Common Stockholders	$0.28	$0.18	$0.74	$0.35
Cash Dividends Paid	$0.03	$0.01	$0.04	$0.02
Average Diluted Shares Outstanding (in thousands)	28,815	25,783	28,782	25,773

FINANCIAL HIGHLIGHTS
(Dollars in Thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
NET CHARGE OFF'S	$4,771	$9,428	$10,175	$17,063

AVERAGE BALANCES:
Total Assets	$4,249,931	$4,138,484	$4,226,443	$4,130,481
Total Loans	2,801,375	2,747,021	2,782,631	2,775,504
Total Earning Assets	3,837,738	3,751,241	3,813,587	3,747,738
Total Deposits	3,318,065	3,218,979	3,240,748	3,218,743
Total Stockholders' Equity	531,578	464,739	524,676	460,488

FINANCIAL RATIOS:
Return on Average Assets	0.76%	0.43%	1.01%	0.43%
Return on Average Stockholders' Equity	6.07	3.87	8.12	3.90
Average Earning Assets to Average Assets	90.30	90.64	90.23	90.73
Allowance for Loan Losses as % of Total Loans	2.49	2.83	2.49	2.83
Net Charge Off's as % of Average Loans (Annualized)	0.68	1.37	0.73	1.23
Average Stockholders' Equity to Average Assets	12.51	11.23	12.41	11.15
Tax Equivalent Yield on Earning Assets	4.75	5.04	4.75	5.07
Cost of Supporting Liabilities	0.64	1.05	0.71	1.11
Net Interest Margin (FTE) on Earning Assets	4.11	3.99	4.04	3.96

NON-PERFORMING ASSETS
(Dollars in Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Non-Accrual Loans	$63,127	$74,456	$69,592	$78,933	$87,583
Renegotiated Loans	3,921	6,695	14,308	6,701	6,269
Non-Performing Loans (NPL)	67,048	81,151	83,900	85,634	93,852
Other Real Estate Owned	14,183	15,628	16,289	19,425	15,437
Non-Performing Assets (NPA)	81,231	96,779	100,189	105,059	109,289
90+ Days Delinquent	665	253	580	1,595	227
NPAS & 90 Day Delinquent	$81,896	$97,032	$100,769	$106,654	$109,516
Loan Loss Reserve	$70,143	$70,369	$70,898	$73,074	$77,133
Quarterly Net Charge-offs	4,771	$5,404	8,031	9,615	9,428
NPAs / Actual Assets %	1.92%	2.28%	2.40%	2.55%	2.67%
NPAs & 90 Day / Actual Assets %	1.93%	2.29%	2.41%	2.59%	2.67%
NPAs / Actual Loans and REO %	2.87%	3.42%	3.65%	3.83%	3.98%
Loan Loss Reserves / Actual Loans (%)	2.49%	2.50%	2.60%	2.68%	2.83%
Net Charge Off's as % of Average Loans (Annualized)	0.68%	0.78%	1.18%	1.41%	1.37%

CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
ASSETS
Cash and due from banks	$68,493	$60,991	$73,312	$60,166	$50,874
Interest-bearing time deposits	41,760	34,290	52,851	16,115	15,865
Investment securities	944,321	960,032	946,400	937,828	938,366
Mortgage loans held for sale	15,278	22,138	17,864	12,257	4,846
Loans	2,797,634	2,792,989	2,713,415	2,712,938	2,724,022
Less: Allowance for loan losses	(70,143)	(70,369)	(70,898)	(73,074)	(77,133)
Net loans	2,727,491	2,722,620	2,642,517	2,639,864	2,646,889
Premises and equipment	51,335	51,541	51,013	51,432	51,851
Federal Reserve and Federal Home Loan Bank stock	33,033	33,026	31,270	31,381	31,384
Interest receivable	16,506	16,730	17,723	17,770	17,001
Core deposit intangibles and goodwill	150,006	150,486	150,471	151,062	151,817
Cash surrender value of life insurance	124,018	123,355	124,329	123,524	102,880
Other real estate owned	14,183	15,628	16,289	19,425	15,437
Tax asset, deferred and receivable	32,003	32,112	36,424	35,804	36,790
Other assets	13,996	13,417	12,613	21,881	30,218
TOTAL ASSETS	$4,232,423	$4,236,366	$4,173,076	$4,118,509	$4,094,218
LIABILITIES
Deposits:
Noninterest-bearing	$684,101	$677,643	$646,508	$598,139	$590,199
Interest-bearing	2,604,797	2,601,935	2,488,147	2,466,111	2,552,334
Total Deposits	3,288,898	3,279,578	3,134,655	3,064,250	3,142,533
Borrowings:
Federal funds purchased	652	10,936		27,946	22,978
Securities sold under repurchase agreements	160,127	139,308	156,305	117,097	124,236
Federal Home Loan Bank advances	96,847	131,496	138,095	168,764	74,050
Subordinated debentures, revolving credit lines and term loans	115,951	115,969	194,974	194,961	226,580
Total Borrowings	373,577	397,709	489,374	508,768	447,844
Interest payable	2,168	2,094	2,925	2,186	3,601
Other liabilities	32,104	29,044	31,655	30,760	31,762
Total Liabilities	3,696,747	3,708,425	3,658,609	3,605,964	3,625,740
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding					68,118
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,580	3,578	3,570	3,567	3,211
Additional paid-in capital	255,632	255,116	254,874	254,801	233,544
Retained earnings	188,863	181,664	168,717	162,669	169,313
Accumulated other comprehensive income (loss)	(3,307)	(3,325)	(3,602)	600	(5,833)
Total Stockholders' Equity	535,676	527,941	514,467	512,545	468,478
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,232,423	$4,236,366	$4,173,076	$4,118,509	$4,094,218

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
INTEREST INCOME
Loans receivable:
Taxable	$36,652	$35,848	$36,497	$37,024	$37,457
Tax exempt	123	117	93	86	247
Investment securities:
Taxable	4,468	4,574	4,565	5,078	5,040
Tax exempt	2,551	2,562	2,550	2,529	2,535
Federal funds sold					1
Deposits with financial institutions	28	25	54	45	100
Federal Reserve and Federal Home Loan Bank stock	347	343	314	323	341
Total Interest Income	44,169	43,469	44,073	45,085	45,721
INTEREST EXPENSE
Deposits	3,939	4,110	4,505	5,046	5,864
Federal funds purchased	12	12	3	16	3
Securities sold under repurchase agreements	197	295	363	384	386
Federal Home Loan Bank advances	637	994	1,114	1,089	977
Subordinated debentures, revolving credit lines and term loans	1,331	1,942	1,908	2,699	2,644
Total Interest Expense	6,116	7,353	7,893	9,234	9,874
NET INTEREST INCOME	38,053	36,116	36,180	35,851	35,847
Provision for loan losses	4,545	4,875	5,855	5,556	5,625
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	33,508	31,241	30,325	30,295	30,222
OTHER INCOME
Service charges on deposit accounts	2,893	2,819	3,027	3,169	2,997
Fiduciary activities	1,938	1,983	1,804	1,881	1,929
Other customer fees	3,150	2,586	2,572	2,583	2,634
Commission income	1,485	1,667	1,220	1,528	1,024
Earnings on cash surrender value of life insurance	662	1,378	803	644	571
Net gains and fees on sales of loans	2,314	1,952	2,747	1,768	1,030
Net realized gains on sales of available for sale securities	502	789	290	861	825
Gain on FDIC modified whole bank transaction		9,124
Other income	221	360	508	796	51
Total Other Income	13,165	22,658	12,971	13,230	11,061
OTHER EXPENSES
Salaries and employee benefits	19,641	19,354	19,035	19,964	18,560
Net occupancy	2,473	2,651	2,428	2,530	2,415
Equipment	1,656	1,805	1,672	1,662	1,677
Marketing	564	442	650	534	436
Outside data processing fees	1,506	1,376	1,377	1,391	1,458
Printing and office supplies	294	267	340	301	313
Core deposit amortization	480	469	591	755	1,101
FDIC assessments	862	1,117	775	1,201	1,451
Other real estate owned and credit-related expenses	2,122	2,186	2,569	2,007	2,843
Other expenses	4,582	4,361	3,999	3,877	4,145
Total Other Expenses	34,180	34,028	33,436	34,222	34,399
INCOME BEFORE INCOME TAX	12,493	19,871	9,860	9,303	6,884
Income tax expense (benefit)	3,288	5,500	2,299	2,561	1,396
NET INCOME	9,205	14,371	7,561	6,742	5,488
Loss on CPP unamortized discount				(1,401)
Loss on extinguishment of trust preferred securities				(10,857)
Preferred stock dividends and discount accretion	(1,135)	(1,135)	(1,135)	(868)	(990)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$8,070	$13,236	$6,426	$(6,384)	$4,498
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.28	$0.46	$0.24	$(0.25)	$0.18
Diluted Net Income (Loss) Available to Common Stockholders	$0.28	$0.46	$0.24	$(0.25)	$0.18
Cash Dividends Paid	$0.03	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,815	28,755	28,700	26,367	25,783
FINANCIAL RATIOS:
Return on Average Assets	0.76%	1.26%	0.61%	-0.62%	0.43%
Return on Average Stockholders' Equity	6.07	10.23	5.01	(5.33)	3.87
Average Earning Assets to Average Assets	90.30	90.16	89.66	90.30	90.64
Allowance for Loan Losses as % of Total Loans	2.49	2.50	2.60	2.68	2.83
Net Charge Off's as % of Average Loans (Annualized)	0.68	0.78	1.18	1.41	1.37
Average Stockholders' Equity to Average Assets	12.51	12.32	12.22	11.64	11.23
Tax Equivalent Yield on Earning Assets	4.75	4.74	4.83	5.01	5.04
Cost of Supporting Liabilities	0.64	0.78	0.84	0.99	1.05
Net Interest Margin (FTE) on Earning Assets	4.11	3.96	3.99	4.02	3.99

LOANS
(Dollars in Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Commercial and industrial loans	$552,353	$546,304	$532,523	$518,848	$529,742
Agricultural production financing and other loans to farmers	106,135	97,165	104,526	106,761	99,360
Real estate loans:
Construction	99,588	92,694	81,780	70,044	96,308
Commercial and farm land	1,219,114	1,229,195	1,194,230	1,196,270	1,171,901
Residential	480,917	498,354	481,493	495,954	495,256
Home Equity	207,250	210,564	191,631	196,191	191,839
Individuals' loans for household and other personal expenditures	83,933	78,711	84,172	90,810	94,123
Lease financing receivables, net of unearned income	2,976	3,112	3,555	4,160	4,399
Other loans	45,368	36,890	39,505	33,900	41,094
Loans	2,797,634	2,792,989	2,713,415	2,712,938	2,724,022
Allowance for loan losses	(70,143)	(70,369)	(70,898)	(73,074)	(77,133)
NET LOANS	$2,727,491	$2,722,620	$2,642,517	$2,639,864	$2,646,889

DEPOSITS
(Dollars in Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Demand deposits	$1,521,194	$1,470,938	$1,438,513	$1,360,174	$1,363,621
Savings deposits	822,299	801,935	757,166	712,545	750,337
Certificates and other time deposits of $100,000 or more	261,156	269,796	264,787	278,115	292,613
Other certificates and time deposits	546,182	566,934	551,247	570,380	597,330
Brokered deposits	138,067	169,975	122,942	143,036	138,632
TOTAL DEPOSITS	$3,288,898	$3,279,578	$3,134,655	$3,064,250	$3,142,533